SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                           FORM 8-K




                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report: April 1, 1998


                  LEESBURG LAND & MINING, INC.
     (Exact name of registrant as specified in its charter)



 Colorado           0-12139          82-0379959          0000726166
(State of           (Commission      (I.R.S. Employer    CIK Number
Incorporation)      File Number)     Identification No.)


        10200 W. 44th Ave., #400, Wheat Ridge, CO  80033
      (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (303) 422-8127

                         Not Applicable
 (Former name or former address, if changed since last report.)

Item 1.   Changes in Control of Registrant

          None.

Item 2.   Acquisition or Disposition of Assets

          None.

Item 3.   Bankruptcy or Receivership

          None.

Item 4.   Changes in Registrants Certifying Accountant

          None.

Item 5.   Other Events

     a) A reverse split of the issued and outstanding stock was authorized by the shareholders on March 11, 1998, and approved by Directors as of March 31, 1998. Such reverse split of the issued and outstanding stock was effective on a one (1) for thirty (30) basis on March 31, 1998 as a reclassification. One (1) new share of stock for each thirty (30) old shares shall be issued upon surrender of old certificates.

     b) Further, the shareholders approved the redomicile of the Company to Nevada.

Item 6.   Resignation of Directors

          None.

Item 7.   Financial Statements Pro Forma Financial & Exhibits

          None.

Exhibits

          None.

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 1998                     LEESBURG LAND & MINING, INC.

                                        By:/s/Robert Beaton
                                              Robert Beaton, President